EXHIBIT 10.3

FIFTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT AGREEMENT (the “Agreement”) dated as of June 19, 2015 is entered into among INTERNATIONAL SHIPHOLDING CORPORATION, a Delaware corporation (“ISC”), ENTERPRISE SHIP COMPANY, INC., a Delaware corporation (“Enterprise”), SULPHUR CARRIERS, INC., a Delaware corporation (“Sulphur Carriers”), CG RAILWAY, INC., a Delaware corporation (“CG Railway”), CENTRAL GULF LINES, INC., a Delaware corporation (“Central Gulf”), WATERMAN STEAMSHIP CORPORATION, a New York corporation (“Waterman”), COASTAL CARRIERS, INC., a Delaware corporation (“Coastal”), N.W. JOHNSEN & CO., INC., a New York corporation (“NWJ”), LMS SHIPMANAGEMENT, INC., a Louisiana corporation (“LMS”), U.S. UNITED OCEAN SERVICES, LLC, a Florida limited liability company (“UOS”), MARY ANN HUDSON, LLC, a Delaware limited liability company (“MAH”), SHEILA MCDEVITT, LLC, a Delaware limited liability company (“SAM”), TOWER, LLC, an Alabama limited liability company (“Tower”), FRASCATI SHOPS, INC., an Alabama corporation (“Frascati”; ISC, Enterprise, Sulphur Carriers, CG Railway, Central Gulf, Waterman, Coastal, NWJ, LMS, UOS, MAH, SAM, Tower and Frascati, collectively, the “Borrowers”), the Lenders party hereto and REGIONS BANK, as administrative agent (in such capacity, “Administrative Agent”) and collateral agent (in such capacity, “Collateral Agent”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of September 24, 2013 (as amended or modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested that the Required Lenders amend the Credit Agreement and grant certain consents under the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Revocation of Prior Consents. The Required Lenders hereby revoke, and the Borrowers hereby acknowledge the revocation of, the consents granted by the Required Lenders in (a) Section 1(a) of the First Amendment to Credit Agreement and Consent Agreement, dated as of March 31, 2014, between the Borrowers, the Required Lenders and the Administrative Agent, and (b) Section 1 of the Second Amendment and Consent Agreement, dated as of October 27, 2014, between the Borrowers, the Required Lenders and the Administrative Agent (the “Revoked Consents”). Upon the effectiveness of this Agreement, the Revoked Consents shall be of no further force and effect.

2.Consent. The Required Lenders hereby consent to (i) the sale of the GREEN POINT vessel, notwithstanding Section 8.9 of the Credit Agreement, for an aggregate cash purchase price of not less than $13,000,000, and (ii) contemporaneously with such sale, the release of the GREEN POINT vessel as Collateral; provided that:

(i)at the time of such sale and release, no Default or Event of Default shall have occurred and be continuing;

(ii)such sale occurs not later than 30 days following the date of this Agreement; and

(iii)notwithstanding Section 2.11(c)(ii) of the Credit Agreement:

(a)$6,000,000 of the cash proceeds of such sale shall be used to immediately prepay the Term Loan;

(b)$4,000,000 of the cash proceeds of such sale shall be used to prepay the Term Loan to the extent that such proceeds are not reinvested in one or more new United States flagged vessels that are added as Collateral under the Credit Agreement within 180 days after the date of such sale, it being understood that any such proceeds not so reinvested shall be used to prepay the Obligations as set forth herein immediately upon the expiration of such period; and

(c)the remainder of the Net Cash Proceeds from such sale shall be subject to Section 2.11(c)(ii) of the Credit Agreement;

provided, that, upon receipt by any Borrower of such proceeds referenced in clauses (iii)(b) and (iii)(c) above, such proceeds, other than, in the case of clause (iii)(c) above, any such proceeds that would not be required to prepay the Obligations if not so reinvested, shall be initially deposited in a Borrower’s account at Regions Bank.

Except as expressly provided herein, the above consents shall not modify or affect the Loan Parties’ obligations to comply fully with the duties, terms, conditions and covenants contained in the Credit Agreement and the other Credit Document in the future. This Agreement is limited solely to the matters expressly provided herein, and nothing contained in this Agreement shall be deemed to constitute a waiver of any other duty, term, condition or covenant contained in the Credit Agreement with respect to any matter or any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Credit Documents or under applicable law.

3.Amendments to Credit Agreement.

(a)Section 8.8(a)(v) of the Credit Agreement is amended and restated in its entirety as follows:

(v)Minimum Consolidated Fixed Charge Coverage Ratio.

Maintain a Consolidated Fixed Charge Coverage Ratio of at least (i) 1.05:1.00, beginning with the Fiscal Quarter ending June 30, 2015 through the Fiscal Quarter ending December 31, 2015, (ii) 1.15:1.00, for the Fiscal Quarter ending March 31, 2016, (iii) 1.20:1.00, for the Fiscal Quarter ending June 30, 2016, and (iv) 1.25:1.00, thereafter, measured at the end of each Fiscal Quarter based on the four most recent Fiscal Quarters for which financial information is available.

4.Conditions Precedent. This Agreement shall be effective upon satisfaction of the following conditions precedent:

(a)the Administrative Agent shall have received counterparts of this Agreement duly executed by the Borrowers, the Required Lenders and the Administrative Agent; and

(b)the Administrative Agent shall have received payment of all fees due to the Lenders on the date hereof and all fees, charges and disbursements of counsel to the Administrative Agent incurred in connection with the preparation, negotiation and documentation of this Agreement.

5.Representations of the Borrowers. Each of the Borrowers represents and warrants to the Administrative Agent and the Lenders as follows:

(a)It has taken all necessary action to authorize the execution, delivery and performance of this Agreement and any other documents delivered by it in connection herewith.

(b)This Agreement has been duly executed and delivered by it and constitutes it's legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by it of this Agreement.

(d)The execution and delivery of this Agreement or any other document delivered by it in connection herewith does not (i) violate, contravene or conflict with any provision of its organization documents or (ii) materially violate, contravene or conflict with any laws applicable to it.

(e)After giving effect to this Agreement, (i) the representations and warranties of the Borrowers set forth in the Credit Agreement and in each other Credit Document are true, accurate and complete in all material respects on and as of the date hereof to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or Event of Default.

6.Miscellaneous.

(a)The Credit Agreement, as modified hereby, and the obligations of the Borrowers thereunder and under the other Credit Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement shall constitute a Credit Document.

(b)Each Borrower (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Credit Documents as modified hereby and (c) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Credit Documents except as expressly set forth herein.

(c)This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(d)THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(e)The Lender identified as “Capital One Bank, N.A.” in the Loan Documents has notified the Administrative Agent and the Borrowers that its legal name was incorrect in such Loan Documents, and its correct legal name is “Capital One, N.A.” As evidenced by its execution hereof, Capital One, N.A. hereby (i) acknowledges, ratifies and confirms all of the Loan Documents and all of its rights and obligations as a Lender thereunder, (ii) agrees that all references to “Capital One Bank, N.A.” and all signature blocks executed in such name in the Loan Documents and all documents delivered in connection therewith shall be deemed to refer to “Capital One, N.A.” and shall be deemed to have been executed in such name, and (iii) agrees to execute and deliver such other documents reasonably requested by the Administrative Agent to effect the foregoing.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:
INTERNATIONAL SHIPHOLDING CORPORATION By: /s/ D. B. Drake__________________ Name: D. B. Drake Title: Vice President and Treasurer

ENTERPRISE SHIP COMPANY, INC. By: /s/ D. B. Drake__________________ Name: D. B. Drake Title: Vice President and Treasurer

SULPHUR CARRIERS, INC. By: /s/ D. B. Drake__________________ Name: D. B. Drake Title: Vice President and Treasurer

CG RAILWAY, INC. By: /s/ D. B. Drake__________________ Name: D. B. Drake Title: Vice President and Treasurer

CENTRAL GULF LINES, INC. By: /s/ D. B. Drake__________________ Name: D. B. Drake Title: Vice President and Treasurer

WATERMAN STEAMSHIP CORPORATION By: /s/ D. B. Drake__________________ Name: D. B. Drake Title: Vice President and Treasurer

COASTAL CARRIERS, INC. By: /s/ D. B. Drake__________________ Name: D. B. Drake Title: Vice President and Treasurer

N.W. JOHNSEN & CO., INC. By: /s/ D. B. Drake__________________ Name: D. B. Drake Title: Vice President and Treasurer

LMS SHIPMANAGEMENT, INC. By: /s/ D. B. Drake__________________ Name: D. B. Drake Title: Vice President and Treasurer

U.S. UNITED OCEAN SERVICES, LLC By: Coastal Carriers, Inc., its sole member By: /s/ D. B. Drake__________________ Name: D. B. Drake Title: Vice President and Treasurer

MARY ANN HUDSON, LLC

By: U.S. United Ocean Services, LLC, its sole member

By: Coastal Carriers, Inc., its sole member

By: /s/ D. B. Drake__________________

Name: D. B. Drake

Title: Vice President and Treasurer

SHEILA MCDEVITT, LLC

By: U.S. United Ocean Services, LLC, its sole member

By: Coastal Carriers, Inc., its sole member

By: /s/ D. B. Drake__________________

Name: D. B. Drake

Title: Vice President and Treasurer

TOWER, LLC By: /s/ D. B. Drake__________________ Name: D. B. Drake Title: Authorized Representative

FRASCATI SHOPS, INC. By: /s/ D. B. Drake__________________ Name: D. B. Drake Title: Vice President and Treasurer

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:	REGIONS BANK, as Administrative Agent and Collateral Agent By: /s/ Edward Midyett_______________ Name: Edward E. Midyett Title: Senior Vice President

LENDERS:	REGIONS BANK, as a Lender By: /s/ Edward Midyett_______________ Name: Edward E. Midyett Title: Senior Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender By: /s/ R.M. Searson_______________ Name: Robert M. Searson Title: Senior Vice President

CAPITAL ONE, N.A., as a Lender By: /s/ Al Kropos_______________ Name: Al Kropos Title: Senior Vice President

WHITNEY BANK, as a Lender By: /s/ Philip E. Gordillo_______________ Name: Philip E. Gordillo Title: Senior Vice President